                        SEMIANNUAL REPORT / APRIL 30 2001

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      -------------------------------------

                             SHOPPERS BY DIANA ONG

       ONG IS A PROLIFIC AND EXPERIMENTAL ARTIST WHO CONSTANTLY COMBINES

          DIFFERENT MEDIUMS AND PUSHES THE BOUNDARIES OF ART. SHE IS A

      TRUE MULTIMEDIA ARTIST, PROFICIENT IN WATERCOLOR, ACRYLIC, ETCHING,

         WOODCUT, SILKSCREEN, COMPUTER ART AND CERAMIC ART. THE ENERGY

        AND DIVERSITY OF HER "SHOPPERS," CREATED WITH COMPUTER GRAPHICS,

                FITTINGLY CHARACTERIZE MODERN GLOBAL CONSUMERS.

                      -------------------------------------

AIM Global Consumer Products and Services Fund is for shareholders who seek long-term capital growth through investments in companies around the world that manufacture, market, retail or distribute consumer products and services.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Consumer Products and Services Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in the table inside. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/01, the most recent calendar quarter-end, which were:
    Class A shares, one year, -28.43%; five years, 12.92%; inception (12/30/94), 17.84%. Class B shares, one year, -28.52%; five years, 13.23%;
    inception (12/30/94), 18.18%. Class C shares, one year, -25.89%; inception (3/1/99), 4.15%.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not include sales charges or fund expenses.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                 THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
 [PHOTO OF          this report, were among the most difficult we have seen in
 ROBERT H.          equity markets in years. Major indexes, both foreign and
 GRAHAM]            domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

GLOBAL ECONOMIC SLOWDOWN FELT AROUND THE WORLD

HOW DID AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND PERFORM DURING THE REPORTING PERIOD?
Markets around the world continue to perform in tandem. Unfortunately, that meant that for most of the reporting period, the fund faced some difficult market conditions. Over the six months ended April 30, 2001, the fund returned (excluding sales charges) -7.48% for Class A shares, -7.67% for Class B shares and -7.70% for Class C shares. However, the fund handily beat its benchmark, the MSCI World Index, which returned -10.74% over the same time frame.

WHAT WERE THE MAJOR TRENDS IN INTERNATIONAL MARKETS OVER THE REPORTING PERIOD? As world markets increasingly seem to move in tandem, concern over declining corporate earnings growth and an economic slowdown in the United States caused major stock-market indexes worldwide to decline. A number of high-profile companies issued warnings that their earnings would not meet expectations. Slowing economic growth and rising energy costs undermined corporate profits. Global competition also reduced the ability of some companies to raise prices for their products and services. The sell-off affected nearly all market sectors, with technology stocks being especially hard hit. Tech shares have one of the highest correlations of any other sector. Therefore, when one company in the tech arena has profit warnings, it immediately raises questions about its competitors around the world.
   Throughout most of the period, international currencies including the euro, the British pound sterling and the yen fell against the U.S. dollar, a trend that hurt regional firms but benefited exporters.

FUND PERFORMANCE

SINCE INCEPTION, FUND BEATS INDEX

12/30/94-4/30/01
Since inception, excluding sales charges

                                    [CHART]

================================================================================
    FUND                             FUND                            MSCI
CLASS A SHARES                  CLASS B SHARES                    WORLD INDEX
--------------------------------------------------------------------------------
   19.91%                            19.32%                         7.77%
================================================================================

                     -------------------------------------

                        THE SELL-OFF AFFECTED NEARLY ALL

                        MARKET SECTORS, WITH TECHNOLOGY

                       STOCKS BEING ESPECIALLY HARD HIT.

                     -------------------------------------

                                 [COVER IMAGE]

AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/01, including sales charges

================================================================================
CLASS A SHARES
  Inception (12/30/94)           18.99%
  5 years                        13.28
  1 year                        -17.90*
  *-13.80% excluding sales charges

CLASS B SHARES
  Inception (12/30/94)           19.32%
  5 years                        13.59
  1 year                        -18.01*
  *-14.20% excluding CDSC

CLASS C SHARES
  Inception (3/1/99)              7.64%
  1 year                        -14.99*
  *-14.23% excluding CDSC


Past performance cannot guarantee comparable future results.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
================================================================================

HOW DID U.S. MARKETS FARE?
Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In the fourth quarter of 2000, the nation's gross domestic product (GDP) grew at a rate of only 1%, raising the specter that the economy could slip into a recession. In four moves, the Fed lowered the federal funds rate from 6.5% to 4.5%. The Fed's actions helped stimulate a short-lived market rally in January. The central bank's final rate cut, a surprise move in April, helped spark a stronger rally as the reporting period drew to a close. However, markets remained volatile as investors continued to be concerned about the economy and corporate earnings growth.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, in April, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. Mid- and small-cap stocks fared better than large-cap stocks.

WHAT HAPPENED IN OTHER WORLD MARKETS?
Although many European high-tech companies issued earnings warnings in the first quarter, more defensive sectors posted strong earnings. Other European market concerns were the European Central Bank's refusal to cut interest rates and the undetermined effects of livestock diseases. On the bright side, Europe's 2001 forecasts for corporate earnings and economic growth are higher than those projected for the United States. Tax cuts, which took effect in Germany, France, Italy and elsewhere in the first quarter of 2001, are beginning to boost consumer confidence.
   Like markets around the world, the Japanese stock market was hard hit by lower profit forecasts and fears of a global economic slowdown. But Japan also faces

          See important fund and index disclosures inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

                                 [COVER IMAGE]

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

==============================================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES                                TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------
  1. Dynegy Inc. - Class A             3.53%    1. Banks (Major Regional)              7.72%     1. United States    51.38%

  2. Novartis A.G. (Switzerland)       2.69     2. Oil & Gas (Drilling & Equipment)    6.32      2. France            9.73

  3. UnitedHealth Group Inc.           2.59     3. Health Care (Drugs-Generic & Other) 5.31      3. United Kingdom    6.37

  4. Calpine Corp.                     2.24     4. Natural Gas                         4.49      4. Germany           3.85

  5. BJ Services Co.                   1.87     5. Health Care (Diversified)           3.49      5. Italy             3.36

  6. Aventis S.A. (France)             1.65     6. Chemicals (Diversified)             2.94      6. Ireland           2.79

  7. Sanofi-Synthelabo S.A. (France)   1.55     7. Computers (Software & Services)     2.71      7. Switzerland       2.71

  8. Ente Nazionale Idrocarburi S.P.A. 1.50     8. Savings & Loan Companies            2.70      8. Hong Kong         2.22
     (Italy)
                                                9. Health Care (Managed Care)          2.59      9. Netherlands       2.11
  9. Marine Drilling Cos., Inc.        1.46
                                               10. Oil & Gas (Refining & Marketing)    2.49     10. Australia         1.68
 10. Elan Corp. PLC - ADR (Ireland)    1.39

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

==============================================================================================================================

problems of its own: a stagnant economy hovering on the brink of recession, a struggling banking system, a stock market near 16-year lows and a government torn by dissension.
    Outside Japan, Asian stock markets fell with the Nasdaq. An export-driven region, Asia is tied to U.S. and European growth and to the performance of the U.S. technology sector. Asian markets turned in a mixed (though mostly weaker) performance during the six-month period.

WHAT SECTORS/COUNTRIES CONTRIBUTED TO THE FUND'S PERFORMANCE?
We continue to adhere to our discipline, which is built on owning the best companies in different industries. At the close of the reporting period, that meant a broad distribution of companies. Compared to our benchmark, the fund is slightly overweight healthcare and energy, but most sectors are well balanced against the index. We are probably underweight the index the most in the telecommunications area and (to a lesser extent) the technology sector. We remain committed to finding the best companies in different sectors and using that diversification exposure to help us reduce risk in the portfolio.

WHAT WERE SOME OF THE FUND'S TOP HOLDINGS?
o Sanofi-Synthelabo is a Paris-based drug manufacturer that specializes in cardiovascular, central nervous system, oncological and internal-medicine drugs. It was formed when French firms Sanofi and Synthelabo merged in 1999.
o UnitedHealth Group offers a variety of health-care plans and services. Its United Healthcare segment manages HMO, PPO and POS plans. Other segments focus on Medicare/Medicaid options, health plans for large companies, vision, dental, transplant services and other niche coverage.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Although stock markets around the globe remained volatile and economic signals were mixed, there were reasons for optimism. Despite rising fuel prices, inflation in general remained subdued, and even though a series of companies announced layoffs, the unemployment rate was still relatively low. The Fed had trimmed 200 basis points (2.0%) from the federal funds rate. Historically, falling interest rates have been a powerful catalyst for reinvigorating the economy. Indeed, preliminary figures showed that the rate of growth of the GDP picked up in the first quarter of 2001.
    Moreover, the recent market correction has resulted in some of the most attractive stock valuations in several years. We believe that such a market represented an excellent opportunity to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is
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If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    Please visit our Web site at www.aimfunds.com and go to "Your AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, this service is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
             Funds--Registered Trademark-- o AMVESCAP National Trust Company

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

WORLDLY TERMS FOR INVESTING OVERSEAS

Opportunities to invest overseas through mutual funds continue to grow as foreign markets expand and the mutual fund industry broadens its product line.
    Here are some definitions you may find helpful in understanding your global investments.

INTERNATIONAL AND GLOBAL FUNDS:
International funds invest substantially all their assets outside the United States. Global funds invest here and overseas. This may enhance opportunities for an investment's growth since a slump in one nation's market may be offset by another's good performance. However, by placing all its assets overseas, an international fund exposes your entire investment in it to currency risk. A global fund may provide some shelter from currency risk because some of its investments will be in U.S. stocks or bonds. The risk/reward profile of a global fund may resemble that of an international fund. In addition to currency risk, international and global funds pose other risks not associated with domestic investing, including differences in accounting and in custody arrangements for a fund's foreign holdings, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

EMERGING OR DEVELOPING MARKETS:
Markets in countries moving from agriculture-based to industrialized economies, or from socialized systems to free markets. Brazil and Poland are examples. Relatively few securities trade in such new markets--imagine a market with as many companies as Wyoming rather than as many as the United States. The total market capitalization of Taiwan, for instance, is smaller than that of some large American corporations.
    Small size makes these markets vulnerable to the movement of large amounts of money, as the global crises of 1997-98 demonstrated. They are also very dependent on the health of more developed countries, whose prosperity often creates the demand for the goods and services developing markets have to offer. Because of these characteristics, a mutual fund that invests in developing nations is a riskier investment than a fund that invests only in developed markets.

ADRS (AMERICAN DEPOSITARY RECEIPTS):
Tools to simplify overseas investing, often used by mutual fund managers.
    Instead of buying shares of foreign companies directly in foreign markets, which may have different trade-settlement and other practices, a fund manager can buy ADRs. An ADR is a receipt, created by a U.S. bank, representing ownership of shares of a foreign company. The underlying shares are held by a custodian in the issuing company's home country. ADRs are denominated in dollars and registered with the SEC. They trade on exchanges and over the counter, as U.S. shares do. An ADR entitles the owner to dividends and capital gains produced by the underlying shares.
    An ADR will be identified by those initials in the Schedule of Investments in your fund's financial pages.

GDRS (GLOBAL DEPOSITARY RECEIPTS):
Similar to ADRs. GDRs can be issued by European, Asian, U.S. or Latin American corporations, and are often issued by companies in emerging markets. They can be traded on stock exchanges around the world, thus allowing a company to raise capital in many markets, not just its home market. As with an ADR, a GDR in your fund's portfolio will be identified by those initials in the Schedule of Investments.

CURRENCY RISK:
For an American investor, the risk that changes in the value of the dollar compared to other currencies will hurt an investment. For example, if your mutual fund is earning interest in British pounds, a weak dollar is good for you. If you were to sell your shares, you would have to convert the pounds into dollars. If the dollar had declined, the pounds you've earned would buy more dollars. If the dollar had risen, your pounds would buy fewer dollars.

HEDGE:
An investment designed to offset the risk of another investment, often used to manage currency risk. One simple currency hedge is a forward foreign currency contract. Let's say you have an investment denominated in British pounds that you would like to protect from changes in the relative value of pounds and dollars. You could sign a contract with another party to exchange pounds and dollars on a specified later date at the exchange rate prevailing when the contract is signed. This eliminates the risk of loss (and the possibility of gain) caused solely by changes in the relative value of the two currencies. Such a forward foreign currency contract would be listed in the financial notes in your fund's annual and semiannual reports.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-51.38%

AEROSPACE/DEFENSE-1.27%

Boeing Co. (The)                         34,500   $  2,132,100
==============================================================

AIRLINES-1.03%

Southwest Airlines Co.                   94,500      1,720,845
==============================================================

BEVERAGES (NON-ALCOHOLIC)-2.00%

Pepsi Bottling Group, Inc. (The)         28,900      1,156,578
--------------------------------------------------------------
PepsiCo, Inc.                            50,000      2,190,500
==============================================================
                                                     3,347,078
==============================================================

BIOTECHNOLOGY-0.26%

Albany Molecular Research, Inc.(a)       13,800        435,114
==============================================================

COMMUNICATIONS EQUIPMENT-2.16%

CIENA Corp.(a)                           21,100      1,161,766
--------------------------------------------------------------
Comverse Technology, Inc.(a)             18,900      1,294,650
--------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)     15,000      1,158,750
==============================================================
                                                     3,615,166
==============================================================

COMPUTERS (HARDWARE)-0.65%

McDATA Corp.-Class B(a)                  39,300      1,096,863
==============================================================

COMPUTERS (PERIPHERALS)-1.38%

EMC Corp.(a)                             58,400      2,312,640
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-2.24%

BEA Systems, Inc.(a)                     44,600      1,821,910
--------------------------------------------------------------
Manugistics Group, Inc.(a)               18,900        641,088
--------------------------------------------------------------
VERITAS Software Corp.(a)                21,700      1,293,537
==============================================================
                                                     3,756,535
==============================================================

CONSUMER FINANCE-0.42%

Countrywide Credit Industries, Inc.      16,600        708,322
==============================================================

DISTRIBUTORS (FOOD & HEALTH)-0.51%

Bergen Brunswig Corp.-Class A            47,000        860,100
==============================================================

ELECTRIC COMPANIES-0.49%

Aquila, Inc.(a)                          27,000        818,370
==============================================================

ELECTRONICS (INSTRUMENTATION)-0.98%

Garmin Ltd.(a)                           55,300      1,161,300
--------------------------------------------------------------
Newport Corp.                            12,700        479,552
==============================================================
                                                     1,640,852
==============================================================

ELECTRONICS (SEMICONDUCTORS)-0.70%

Maxim Integrated Products, Inc.(a)       23,100      1,180,410
==============================================================

EQUIPMENT (SEMICONDUCTOR)-1.52%

Lam Research Corp.(a)                    33,700        997,520
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
EQUIPMENT (SEMICONDUCTOR)-(CONTINUED)

Teradyne, Inc.(a)                        39,100   $  1,544,450
==============================================================
                                                     2,541,970
==============================================================

FINANCIAL (DIVERSIFIED)-1.32%

Citigroup Inc.                           45,066      2,214,994
==============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.88%

International Game Technology(a)         26,500      1,482,145
==============================================================

HEALTH CARE (DIVERSIFIED)-0.80%

IVAX Corp.(a)                            33,500      1,341,675
==============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.80%

Forest Laboratories, Inc.(a)             22,000      1,345,300
==============================================================

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.95%

Pfizer Inc.                              36,900      1,597,770
==============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-1.44%

HCA-Healthcare Co. (The)                 36,400      1,408,680
--------------------------------------------------------------
Tenet Healthcare Corp.(a)                22,400        999,936
==============================================================
                                                     2,408,616
==============================================================

HEALTH CARE (MANAGED CARE)-2.59%

UnitedHealth Group Inc.                  66,300      4,341,324
==============================================================

HEALTH CARE (SPECIALIZED
  SERVICES)-1.90%

Laboratory Corp. of America
  Holdings(a)                            10,300      1,452,300
--------------------------------------------------------------
Quest Diagnostics Inc.(a)                14,050      1,730,960
==============================================================
                                                     3,183,260
==============================================================

HOMEBUILDING-0.52%

Lennar Corp.                             19,900        871,023
==============================================================

INVESTMENT BANKING/BROKERAGE-2.07%

Lehman Brothers Holdings Inc.            22,800      1,658,700
--------------------------------------------------------------
Merrill Lynch & Co., Inc.                29,400      1,813,980
==============================================================
                                                     3,472,680
==============================================================

MANUFACTURING (DIVERSIFIED)-1.11%

Honeywell International Inc.             38,000      1,857,440
==============================================================

NATURAL GAS-4.49%

Dynegy Inc.-Class A                     102,400      5,923,840
--------------------------------------------------------------
El Paso Corp.                            23,200      1,596,160
==============================================================
                                                     7,520,000
==============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-6.32%

BJ Services Co.(a)                       38,200      3,141,950
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Marine Drilling Cos., Inc.(a)            81,700   $  2,448,549
--------------------------------------------------------------
Nabors Industries, Inc.(a)               35,100      2,092,662
--------------------------------------------------------------
Patterson Energy, Inc.(a)                39,900      1,375,353
--------------------------------------------------------------
Smith International, Inc.(a)             19,000      1,542,610
==============================================================
                                                    10,601,124
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-1.37%

Anadarko Petroleum Corp.                 35,444      2,290,391
==============================================================

OIL & GAS (REFINING &
  MARKETING)-0.99%

Valero Energy Corp.                      34,400      1,656,704
==============================================================

POWER PRODUCERS (INDEPENDENT)-2.24%

Calpine Corp.(a)                         65,800      3,749,942
==============================================================

RESTAURANTS-0.87%

Brinker International, Inc.(a)           51,000      1,463,700
==============================================================

RETAIL (SPECIALTY-APPAREL)-0.54%

Talbots, Inc. (The)                      21,500        899,775
==============================================================

SAVINGS & LOAN COMPANIES-2.70%

Downey Financial Corp.                   22,000        946,880
--------------------------------------------------------------
Golden West Financial Corp.              27,400      1,608,380
--------------------------------------------------------------
Washington Mutual, Inc.                  39,300      1,962,249
==============================================================
                                                     4,517,509
==============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-0.47%

Apollo Group, Inc.-Class A(a)            25,100        780,610
==============================================================

SERVICES (DATA PROCESSING)-0.71%

DST Systems, Inc.(a)                     24,300      1,193,616
==============================================================

TEXTILES (APPAREL)-0.69%

Columbia Sportswear Co.(a)               17,000      1,157,190
==============================================================
    Total Domestic Common Stocks
      (Cost $76,121,686)                            86,113,153
==============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-42.02%

AUSTRALIA-1.68%

Australia & New Zealand Banking
  Group Ltd. (Banks-Major Regional)     284,700      2,034,409
--------------------------------------------------------------
Coca-Cola Amatil Ltd. (Beverages-Non
  Alcoholic)                            332,400        788,364
==============================================================
                                                     2,822,773
==============================================================

BELGIUM-0.52%

Dexia (Banks-Major Regional)              5,500        867,252
==============================================================

CANADA-1.03%

Anderson Exploration Ltd.
  (Oil-Domestic Integrated)(a)           69,800      1,590,650
--------------------------------------------------------------
Dynetek Industries Ltd.
  (Manufacturing-Diversified)(a)         76,100        138,738
==============================================================
                                                     1,729,388
==============================================================

                                                     MARKET
                                       SHARES        VALUE
DENMARK-0.89%

Danske Bank A.S. (Banks-Major
  Regional)                              93,000   $  1,497,460
==============================================================

FRANCE-9.73%

Altran Technologies S.A.
  (Services-Commercial & Consumer)       13,500        874,483
--------------------------------------------------------------
Assurances Generales de France
  (Insurance-Multi-Line)                 27,200      1,618,313
--------------------------------------------------------------
Aventis S.A.
  (Chemicals-Diversified)(a)             35,700      2,765,524
--------------------------------------------------------------
Banque Nation de Paris (Banks-Major
  Regional), Wts., expiring
  07/15/02(a)(b)                          5,460         33,430
--------------------------------------------------------------
BNP Paribas S.A. (Banks-Major
  Regional)                              24,900      2,213,921
--------------------------------------------------------------
Credit Lyonnais S.A. (Banks-Major
  Regional)(a)                           33,000      1,273,205
--------------------------------------------------------------
Hermes International
  (Manufacturing-Diversified)             6,900        991,880
--------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                          13,400      1,287,740
--------------------------------------------------------------
Remy Cointreau S.A.
  (Beverages-Alcoholic)                  32,200      1,101,762
--------------------------------------------------------------
Sanofi-Synthelabo S.A. (Health
  Care-Drugs-Generic & Other)            43,400      2,603,343
--------------------------------------------------------------
Vinci S.A. (Construction-Cement &
  Aggregates)                            13,000        761,346
--------------------------------------------------------------
Zodiac SA
  (Manufacturing-Diversified)             3,300        784,772
==============================================================
                                                    16,309,719
==============================================================

GERMANY-3.85%

Altana A.G. (Health
  Care-Drugs-Generic & Other)            10,200      1,230,932
--------------------------------------------------------------
Beiersdorf A.G. (Personal Care)(a)       17,500      1,782,686
--------------------------------------------------------------
Ergo Versicherungs Gruppe A.G.
  (Insurance Brokers)                    10,100      1,497,590
--------------------------------------------------------------
Hugo Boss A.G.-Pfd
  (Manufacturing-Specialized)             3,900      1,159,323
--------------------------------------------------------------
Software A.G. (Computers-Software &
  Services)                              13,100        784,639
==============================================================
                                                     6,455,170
==============================================================

HONG KONG-2.22%

Asia Satellite Telecommunications
  Holdings Ltd.
  (Telecommunications-Cellular/
   Wireless)                            428,500        975,237
--------------------------------------------------------------
ASM Pacific Technology Ltd.
  (Machinery-Diversified)               451,000        772,003
--------------------------------------------------------------
Denway Motors Ltd. (Auto Parts &
  Equipment)(a)                       3,628,000      1,081,562
--------------------------------------------------------------
i-CABLE Communications Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                        1,626,000        886,075
==============================================================
                                                     3,714,877
==============================================================

IRELAND-2.79%

Bank of Ireland (Banks-Major
  Regional)                             147,500      1,425,328
--------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)         46,400      2,326,960
--------------------------------------------------------------
Ryanair Holdings PLC-ADR
  (Airlines)(a)                          17,900        923,640
==============================================================
                                                     4,675,928
==============================================================

ISRAEL-0.83%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)            25,500      1,388,475
==============================================================

                                                     MARKET
                                       SHARES        VALUE
ITALY-3.36%

Credito Italiano S.p.A. (Banks-Major
  Regional)(a)                          379,400   $  1,791,034
--------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining &
  Marketing)(a)                         368,000      2,520,926
--------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A
  (Insurance Brokers)                   100,000      1,317,715
==============================================================
                                                     5,629,675
==============================================================

JAPAN-1.14%

Furukawa Electric Co., Ltd. (The)
  (Metal Fabricators)                   160,000      1,910,081
==============================================================

NETHERLANDS-2.11%

Elsevier N.V. (Specialty Printing)      103,200      1,412,995
--------------------------------------------------------------
Koninklijke Ahold N.V. (Retail-Food
  Chains)(a)                             68,100      2,114,999
==============================================================
                                                     3,527,994
==============================================================

NORWAY-1.29%

Norsk Hydro A.S.A.
  (Chemicals-Diversified)(a)             49,600      2,164,510
==============================================================

SPAIN-0.64%

Grupo Dragados, S.A.
  (Construction-Cement & Aggregates)     86,700      1,071,680
==============================================================

SWEDEN-0.86%

Swedish Match A.B. (Tobacco)            329,500      1,442,948
==============================================================

SWITZERLAND-2.71%

Novartis A.G. (Health
  Care-Diversified)                       2,904      4,512,368
--------------------------------------------------------------
Syngenta A.G.
  (Chemicals-Specialty)(a)                  726         36,780
==============================================================
                                                     4,549,148
==============================================================

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-6.37%

Aggreko PLC (Services-Facilities &
  Environmental)                        187,700   $  1,237,363
--------------------------------------------------------------
Allied Domecq PLC
  (Beverages-Alcoholic)                 163,500      1,001,175
--------------------------------------------------------------
Bunzl PLC (Paper & Forest Products)     195,400      1,143,969
--------------------------------------------------------------
Centrica PLC (Oil & Gas-Exploration
  & Production)                         552,400      1,871,080
--------------------------------------------------------------
Dixons Group PLC (Retail-Specialty)     248,000        865,745
--------------------------------------------------------------
Next PLC (Retail-General
  Merchandise)                           64,600        845,672
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)                 77,900      1,804,400
--------------------------------------------------------------
Tesco PLC (Retail-Food Chains)          533,800      1,909,269
==============================================================
                                                    10,678,673
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $66,624,828)                                  70,435,751
==============================================================

MONEY MARKET FUNDS-5.54%

STIC Liquid Assets Portfolio(c)       4,641,784      4,641,784
--------------------------------------------------------------
STIC Prime Portfolio(c)               4,641,784      4,641,784
==============================================================
    Total Money Market Funds (Cost
      $9,283,568)                                    9,283,568
==============================================================
TOTAL INVESTMENTS-98.94% (Cost
  $152,030,082)                                    165,832,472
==============================================================
OTHER ASSETS LESS LIABILITIES-1.06%                  1,768,784
==============================================================
NET ASSETS-100.00%                                $167,601,256
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  Acquired as part of a unit with or in exchange for other securities.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.
 8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $152,030,082)*                                $165,832,472
------------------------------------------------------------
Foreign currencies, at value (cost $49,154)           49,154
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,483,393
------------------------------------------------------------
  Fund shares sold                                   655,853
------------------------------------------------------------
  Dividends                                          304,397
------------------------------------------------------------
Collateral for securities loaned                   5,829,561
------------------------------------------------------------
Other assets                                          29,150
============================================================
    Total assets                                 174,183,980
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             347,630
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                         5,829,561
------------------------------------------------------------
Accrued advisory fees                                127,762
------------------------------------------------------------
Accrued administrative services fees                   4,110
------------------------------------------------------------
Accrued distribution fees                            111,192
------------------------------------------------------------
Accrued trustees' fees                                 4,207
------------------------------------------------------------
Accrued transfer agent fees                           75,271
------------------------------------------------------------
Accrued operating expenses                            82,991
============================================================
    Total liabilities                              6,582,724
============================================================
Net assets applicable to shares outstanding     $167,601,256
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 71,684,687
____________________________________________________________
============================================================
Class B                                         $ 92,379,683
____________________________________________________________
============================================================
Class C                                         $  3,536,886
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            3,228,420
____________________________________________________________
============================================================
Class B                                            4,349,788
____________________________________________________________
============================================================
Class C                                              166,466
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      22.20
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $22.20 divided by
      95.25%)                                   $      23.31
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                       $      21.24
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                       $      21.25
____________________________________________________________
============================================================

* At April 30, 2001, securities with an aggregate market value of $5,715,256 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $39,611)                                      $    465,932
------------------------------------------------------------
Dividends from affiliated money market funds         303,881
------------------------------------------------------------
Interest                                               3,724
------------------------------------------------------------
Security lending income                               30,204
============================================================
    Total investment income                          803,741
============================================================

EXPENSES:

Advisory fees                                        878,671
------------------------------------------------------------
Administrative services fees                          24,794
------------------------------------------------------------
Custodian fees                                        47,385
------------------------------------------------------------
Distribution fees -- Class A                         192,004
------------------------------------------------------------
Distribution fees -- Class B                         499,134
------------------------------------------------------------
Distribution fees -- Class C                          17,892
------------------------------------------------------------
Transfer agent fees                                  255,818
------------------------------------------------------------
Trustees' fees                                         8,385
------------------------------------------------------------
Other                                                136,176
============================================================
    Total expenses                                 2,060,259
============================================================
Less: Expenses paid indirectly                        (2,296)
============================================================
    Net expenses                                   2,057,963
============================================================
Net investment income (loss)                      (1,254,222)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (3,102,312)
------------------------------------------------------------
  Foreign currencies                                (194,306)
============================================================
                                                  (3,296,618)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (10,374,070)
------------------------------------------------------------
  Foreign currencies                                  43,901
============================================================
                                                 (10,330,169)
============================================================
Net gain (loss) from investment securities
  and foreign currencies                         (13,626,787)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(14,881,009)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,254,222)   $ (2,194,084)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (3,296,618)     26,610,266
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies               (10,330,169)    (15,902,343)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (14,881,009)      8,513,839
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (8,870,629)    (13,665,029)
------------------------------------------------------------------------------------------
  Class B                                                      (11,914,030)    (20,642,170)
------------------------------------------------------------------------------------------
  Class C                                                         (425,501)        (64,428)
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --        (212,239)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        4,046,559      13,348,888
------------------------------------------------------------------------------------------
  Class B                                                        2,039,078      16,239,334
------------------------------------------------------------------------------------------
  Class C                                                          686,287       3,656,493
------------------------------------------------------------------------------------------
  Advisor Class*                                                        --       4,771,906
==========================================================================================
    Net increase (decrease) in net assets                      (29,319,245)     11,946,594
==========================================================================================

NET ASSETS:

  Beginning of period                                          196,920,501     184,973,907
==========================================================================================
  End of period                                               $167,601,256    $196,920,501
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $158,481,491    $151,709,567
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,302,827)        (48,605)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                           (3,381,054)     21,125,724
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          13,803,646      24,133,815
==========================================================================================
                                                              $167,601,256    $196,920,501
__________________________________________________________________________________________
==========================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.
 10

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Consumer Products and Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Consumer Products and Services Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through April 30, 2001, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions-Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. For the six months ended April 30, 2001, AIM was paid $24,794 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $141,629 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $192,004, $499,134 and $17,892, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $16,872 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $1,149 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $2,102 and reductions in custodian fees of $194 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $2,296.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A.. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $5,715,256 were on loan to brokers. The loans were secured by cash collateral of $5,829,561 received by the Portfolio and invested in affiliated money market funds as follows: $2,914,780 in STIC Liquid Assets Portfolio and $2,914,781 in STIC Prime Portfolio. For the six months ended April 30, 2001, the Portfolio received fees of $30,204 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the six months ended April 30, 2001 was $92,406,392 and $95,600,381, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $22,912,512
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (9,110,122)
=========================================================
Net unrealized appreciation of
  investment securities                       $13,802,390
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
statement purposes.


NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                   APRIL 30, 2001             OCTOBER 31, 2000
                                                              ------------------------    ------------------------
                                                               SHARES        AMOUNT        SHARES        AMOUNT
                                                              --------    ------------    ---------    -----------
Sold:
  Class A                                                      327,379    $  7,739,246      759,405    $22,447,775
------------------------------------------------------------------------------------------------------------------
  Class B                                                      158,805       3,588,322      668,315     19,040,288
------------------------------------------------------------------------------------------------------------------
  Class C                                                       34,871         818,522      141,025      3,973,222
------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --              --          538      6,033,762
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      357,879       8,453,115      464,329     12,875,835
------------------------------------------------------------------------------------------------------------------
  Class B                                                      488,077      11,050,055      710,588     19,064,223
------------------------------------------------------------------------------------------------------------------
  Class C                                                       17,319         392,272        1,333         35,784
------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --              --        7,418        212,234
==================================================================================================================
Conversion of Advisor Class shares to Class A shares**
  Class A                                                           --              --       44,925      1,356,742
------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --              --      (43,513)    (1,356,742)
==================================================================================================================
Reacquired:
  Class A                                                     (535,014)    (12,145,802)    (584,323)   (23,331,464)
------------------------------------------------------------------------------------------------------------------
  Class B                                                     (573,645)    (12,599,299)    (764,349)   (21,865,177)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (23,372)       (524,507)     (12,455)      (352,513)
------------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --              --       (3,660)      (117,348)
==================================================================================================================
                                                               252,299    $  6,771,924    1,389,576    $38,016,621
__________________________________________________________________________________________________________________
==================================================================================================================

* Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class were converted to Class A shares of the fund.

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                     YEAR ENDED OCTOBER 31,
                                                              APRIL 30,     ---------------------------------------------------
                                                               2001(a)      2000(a)     1999       1998       1997       1996
                                                              ----------    -------    -------    -------    -------    -------
Net asset value, beginning of period                           $ 26.86      $ 30.79    $ 22.16    $ 22.19    $ 20.98    $ 14.59
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.13)       (0.22)     (0.19)     (0.19)     (0.15)     (0.22)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.69)        1.96       9.38       2.05       2.27       7.13
===============================================================================================================================
    Total from investment operations                             (1.82)        1.74       9.19       1.86       2.12       6.91
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Less distributions from net realized gains                       (2.84)       (5.67)     (0.56)     (1.89)     (0.91)     (0.52)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Net asset value, end of period                                 $ 22.20      $ 26.86    $ 30.79    $ 22.16    $ 22.19    $ 20.98
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  (7.41)%       5.07%     42.20%      8.66%     10.55%     48.82%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $71,685      $82,692    $73,695    $59,880    $62,637    $76,900
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.00%(c)     1.82%      1.91%      1.93%      1.84%      2.24%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.00%(c)     1.82%      1.91%      1.95%      1.99%      2.34%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.10)%(c)   (0.76)%    (0.70)%    (0.83)%    (0.87)%    (1.24)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             54%         259%       160%       221%       392%       169%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $77,438,019.

                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                      YEAR ENDED OCTOBER 31,
                                                              APRIL 30,     -----------------------------------------------------
                                                               2001(a)      2000(a)       1999       1998       1997       1996
                                                              ----------    --------    --------    -------    -------    -------
Net asset value, beginning of period                           $ 25.88      $  29.99    $  21.70    $ 21.86    $ 20.79    $ 14.53
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.18)        (0.36)      (0.31)     (0.30)     (0.24)     (0.31)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.62)         1.92        9.16       2.03       2.22       7.09
_________________________________________________________________________________________________________________________________
=================================================================================================================================
    Total from investment operations                             (1.80)         1.56        8.85       1.73       1.98       6.78
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Less distributions from net realized gains                       (2.84)        (5.67)      (0.56)     (1.89)     (0.91)     (0.52)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Net asset value, end of period                                 $ 21.24      $  25.88    $  29.99    $ 21.70    $ 21.86    $ 20.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  (7.64)%        4.53%      41.52%      8.16%      9.95%     48.11%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $92,380      $110,664    $109,808    $91,613    $93,978    $87,904
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(c)      2.32%       2.41%      2.43%      2.34%      2.74%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.50%(c)      2.32%       2.41%      2.45%      2.49%      2.84%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.60)%(c)    (1.25)%     (1.20)%    (1.33)%    (1.37)%    (1.74)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             54%          259%        160%       221%       392%       169%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $100,654,114.

                                                                                CLASS C
                                                              -------------------------------------------
                                                                                           MARCH 1, 1999
                                                              SIX MONTHS                    (DATE SALES
                                                                ENDED       YEAR ENDED       COMMENCED)
                                                              APRIL 30,     OCTOBER 31,    TO OCTOBER 31,
                                                               2001(a)        2000(a)           1999
                                                              ----------    -----------    --------------
Net asset value, beginning of period                            $25.89        $29.99           $24.70
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.18)        (0.35)           (0.22)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (1.62)         1.92             5.51
=========================================================================================================
    Total from investment operations                             (1.80)         1.57             5.29
_________________________________________________________________________________________________________
=========================================================================================================
Less distributions from net realized gains                       (2.84)        (5.67)              --
_________________________________________________________________________________________________________
=========================================================================================================
Net asset value, end of period                                  $21.25        $25.89           $29.99
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                                                  (7.63)%        4.56%           21.42%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $3,537        $3,564           $  232
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(c)      2.32%            2.41%(d)
---------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.50%(c)      2.32%            2.41%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of net investment income (loss) to average net assets      (1.60)%(c)    (1.25)%          (1.20)%(d)
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                                             54%          259%             160%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $3,608,005.
(d)  Annualized.

NOTE 9-SUBSEQUENT EVENT

The Board of Trustees unanimously approved, on June 12, 2001, an Agreement and Plan of Reorganization ("Plan") pursuant to which AIM Global Consumer Products and Services Fund ("Global Consumer Products and Services Fund") would transfer substantially all of its assets to AIM Global Trends Fund ("Global Trends Fund"), a series of AIM Series Trust. As a result of the transaction, shareholders of Global Consumer Products and Services Fund would receive shares of Global Trends Fund in exchange for their shares of Global Consumer Products and Services Fund, and Global Consumer Products and Services Fund would cease operations.
  The Plan requires approval of Global Consumer Products and Services Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in August 2001. If the Plan is approved by shareholders of Global Consumer Products and Services Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                           OFFICERS                            OFFICE OF THE FUND

C. Derek Anderson                           Robert H. Graham                    11 Greenway Plaza
Senior Managing Partner,                    Chairman and President              Suite 100
Plantagenet Capital                                                             Houston, TX 77046
Management, LLC (an investment              Dana R. Sutton
partnership); Chief Executive Officer,      Vice President and Treasurer        INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                Melville B. Cox                     A I M Advisors, Inc.
                                            Vice President                      11 Greenway Plaza
Frank S. Bayley                                                                 Suite 100
Partner, law firm of                        Gary T. Crum                        Houston, TX 77046
Baker & McKenzie                            Vice President
                                                                                TRANSFER AGENT
Robert H. Graham                            Carol F. Relihan
President and Chief Executive Officer,      Vice President and Secretary        A I M Fund Services, Inc.
A I M Management Group Inc.                                                     P.O. Box 4739
                                            Mary J. Benson                      Houston, TX 77210-4739
Ruth H. Quigley                             Assistant Vice President and
Private Investor                            Assistant Treasurer                 CUSTODIAN

                                            Sheri Steward Morris                State Street Bank and Trust Company
                                            Assistant Vice President and        225 Franklin Street
                                            Assistant Treasurer                 Boston, MA 02110

                                            Juan E. Cabrera, Jr.                COUNSEL TO THE FUND
                                            Assistant Secretary
                                                                                Kirkpatrick & Lockhart LLP
                                            Jim A. Coppedge                     1800 Massachusetts Avenue, N.W.
                                            Assistant Secretary                 Washington, D.C. 20036-1800

                                            Renee A. Friedli                    COUNSEL TO THE TRUSTEES
                                            Assistant Secretary
                                                                                Paul, Hastings, Janofsky & Walker LLP
                                            P. Michelle Grace                   Twenty Third Floor
                                            Assistant Secretary                 555 South Flower Street
                                                                                Los Angeles, CA 90071
                                            John H. Lively
                                            Assistant Secretary                 DISTRIBUTOR

                                            Nancy L. Martin                     A I M Distributors, Inc.
                                            Assistant Secretary                 11 Greenway Plaza
                                                                                Suite 100
                                            Ofelia M. Mayo                      Houston, TX 77046
                                            Assistant Secretary

                                            Lisa Moss
                                            Assistant Secretary

                                            Kathleen J. Pflueger
                                            Assistant Secretary

                                            Stephen R. Rimes
                                            Assistant Secretary

                                            Timothy D. Yang
                                            Assistant Secretary

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                              ON SEVERAL FACTORS:

                           YOUR FINANCIAL OBJECTIVES,

                            YOUR RISK TOLERANCE AND

                               YOUR TIME HORIZON.

                     --------------------------------------

                          THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS         INTERNATIONAL/GOBAL EQUITY FUNDS

       MORE AGGRESSIVE                  MORE AGGRESSIVE

AIM Small Cap Opportunities(1)       AIM Latin American Growth
AIM Mid Cap Opportunities(1)         AIM Developing Markets
AIM Large Cap Opportunities(2)       AIM European Small Company
AIM Emerging Growth                  AIM Asian Growth
AIM Small Cap Growth(1)              AIM Japan Growth
AIM Aggressive Growth                AIM International Emerging Growth
AIM Mid Cap Growth                   AIM European Development
AIM Small Cap Equity                 AIM Euroland Growth
AIM Capital Development              AIM Global Aggressive Growth
AIM Constellation                    AIM International Equity
AIM Dent Demographic Trends          AIM Advisor International Value
AIM Select Growth                    AIM Worldwide Spectrum
AIM Large Cap Growth                 AIM Global Trends
AIM Weingarten                       AIM Global Growth
AIM Mid Cap Equity
AIM Value II                          MORE CONSERVATIVE
AIM Charter
AIM Value                                 SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                            MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                       AIM New Technology
AIM Advisor Flex                   AIM Global Telecommunications and Technology
                                   AIM Global Infrastructure
    MORE CONSERVATIVE              AIM Global Resources
                                   AIM Global Financial Services
                                   AIM Global Health Care
                                   AIM Global Consumer Products and Services
                                   AIM Advisor Real Estate
                                   AIM Global Utilities

                                          MORE CONSERVATIVE

                        FIXED - INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                 TAX-FREE FIXED-INCOME FUNDS

    MORE AGGRESSIVE                           MORE AGGRESSIVE

  AIM Strategic Income                    AIM High Income Municipal
  AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
  AIM High Yield                          AIM Municipal Bond
  AIM Income                              AIM Tax-Free Intermediate
  AIM Global Income                       AIM Tax-Exempt Cash
  AIM Floating Rate
  AIM Intermediate Government                MORE CONSERVATIVE
  AIM Limited Maturity Treasury
  AIM Money Market

     MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS,
SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST
OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.


A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $154 billion in assets for nine million shareholders, including individual investors, corporate clients and financial institutions, as of March 31, 2001.
    The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the eighth-largest mutual fund complex in the United States in assets under management, according to Strategic insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCP PLC, one of the world's largest independent financial services companies with $370 billion in assets under management as of March 31, 2001.

[DALBAR AWARDS LOGO APPERAS HERE]                      [AIM LOGO APPEARS HERE]
                                                       --Registered Trademark--
                                                       INVEST WITH DISCIPLINE
                                                       --Registered Trademark--

                                                                      GCPS-SAR-1
A I M Distributors, Inc.